                                                                   EXHIBIT 10.51

                       FOURTH AMENDMENT TO AN AGREEMENT
                            DATED OCTOBER 10, 1988
                                BY AND BETWEEN



                              THE CITY OF ATLANTA
                       a municipal corporation ("City")
                                      and
                              MCA CONCERTS, INC.,
                       a California corporation ("MCA")



                               Fourth Amendment
                               Dated March, 1993
                              Executed May 25, 1994

                       FOURTH AMENDMENT TO AN AGREEMENT
              BETWEEN THE CITY OF ATLANTA AND MCA CONCERTS, INC.

     THIS FOURTH AMENDMENT is made and entered into as of the 25th day of May, 1994, by and between the CITY OF ATLANTA, a municipal corporation chartered pursuant to the laws of the state of Georgia, Ga. Laws 1973, p. 2188, et seq., (hereinafter "CITY"), and MCA/PACE AMPHITHEATER GROUP, L.P. a Delaware limited partnership, (hereinafter "MCA/PACE").

     WHEREAS, the CITY and MCA CONCERTS, INC., a California Corporation, (hereinafter "MCA"), entered into an Agreement dated October 10, 1988, relating to an amphitheater to be constructed at Lakewood Fairgrounds (hereinafter "CITY-MCA Agreement"); and

     WHEREAS, by Assignment of Agreement dated June 15,1989, MCA assigned, transferred and conveyed to MCA CONCERTS II, INC., a California corporation (hereinafter "MCA II"), all of MCA's right, title and interest in, to and under the CITY-MCA Agreement; and


     WHEREAS, by Assignment of Agreement dated June 23, 1989, known as the First Amendment MCA II assigned, transferred and conveyed to MCA/PACE all of MCA II's right, title and interest in, to and under the CITY-MCA Agreement; and

     WHEREAS, pursuant to a Second Agreement the name of the entertainment facility operated by MCA/PACE at Lakewood Fairgrounds authorized by the City of Atlanta became "The Coca Cola Lakewood Amphitheater; and
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     WHEREAS, pursuant to a Third Amendment the agent for receipt of monetary benefits to the community was changed from the Metropolitan Atlanta Community Foundation to the Southern Education Foundation; and

     WHEREAS, the community is now desirous of naming the Fund for Southern Communities as the new fiscal agent under the City-MCA Agreement; and

     WHEREAS, by a Resolution adopted by the Council of the City of Atlanta on April 5, 1993 and approved by the Mayor on April 12, 1993 a copy of which is attached hereto as Exhibit "A" to this Fourth Amendment to the CITY/MCA Agreement, the terms of this Amendment have been properly approved by the Legislative and Executive branches of City government; and

     WHEREAS, the City of Atlanta and MCA/PACE are desirous of acknowledging and incorporating the change in fiscal agent for the community fund from the Southern Education Foundation to the Fund for Southern Communities into the ClTY/MCA agreement; and

    WHEREAS, MCA/PACE has agreed to the Fourth Amendment as evidenced by the signature of their officers below;

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     NOW THEREFORE, for and in consideration of the sum of Ten Dollars($10.00)
in hand paid by each party hereto the other party hereto and for and in consideration of the foregoing recitals and the covenants and agreements set forth and contained therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the patties hereto, the CITY and MCA/PACE do hereby covenant and agree as follows:


                                PARAGRAPH ONE
                                -------------


That an Ordinance Adopted by Council on October 3, 1988 and Approved by the Mayor on October 7, 1988 and an Ordinance Adopted by the City Council on July 5, 1989 and Approved by the Mayor on July 12, 1989 (known as the Third Amendment), be hereby amended. That said THIRD amendment to the CITY/MCA agreement be amended by deleting the words "Southern Education Foundation" each and every place that phrase appears in Article IV, Section 4.11 entitled "Benefits to Community" and substituting in lieu thereof the phrase "Fund for Southern
                                                        -----------------
Communities".  When amended said section shall read as follows:
-----------


4.11 Benefits to Community. In furtherance of, and to the extent
     ---------------------
consistent with the obligations of MCA under Section 3.4 of this Agreement, MCA agrees: (a) to give preference consistent with the City's First Source Jobs Policy Ordinance, throughout the Lease Term under the Sublease, to individuals residing in the City of Atlanta for the purposes of employment for MCA's operations at the Amphitheater Project, with MCA's specific goal under this
Section 4.11 (a) being that at least seventy-five per cent (75%)of MCA's employees for the Amphitheater Project will be residents of the City of Atlanta; and (b) to conduct job fairs/skills workshops in

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conjunction with the surrounding communities, the Southside Council for Jobs, and the Atlanta Area Vocational/Technical School for purposes of (i) informing the residents of the surrounding communities of the employment and subcontract opportunities which may be available in connection with the development and operation of the Amphitheater Project and (ii) facilitating the qualification and application process for prospective Amphitheater Project employees residing in the City of Atlanta. In connection with the first season of MCA's operations at the Amphitheater Project, MCA shall conduct at least three (3) such job fairs/skills workshops. MCA shall meet periodically with duly appointed representatives of the surrounding communities in order to discuss the development and implementation of the programs described in this Section 4.11 and in order to discuss other aspects of the development of the Amphitheater Project. MCA shall contribute twenty-five cents (25c) to the Fund for Southern
                                                             -----------------
Communities for each ticket sold by MCA at the Amphitheater Project during each
-----------
calendar year in excess of 125,000 tickets in such year, said proceeds to be distributed within communities impacted by the development within a three (3) mile radius of the facility. During the first year of MCA's operations at the Amphitheater Project, MCA shall contribute $100,000.00 to such fund or association as an advance against (and not in addition to) the contribution contemplated under the immediately preceding sentence. MCA's performance under this Section 4.11 shall be monitored by the City's Office of Contract Compliance; and MCA shall, on or before June 1st and December 1st of each year, shall submit written reports to City's Office of Contract Compliance regarding such performance. Furthermore, in the event that MCA has not achieved or is not maintaining the seventy-five (75%) goal set forth in Section 4.11(a) hereof during operation of the Amphitheater Project, then MCA shall request and utilize the assistance of the Office of Contract Compliance in achieving or maintaining said goal. MCA shall, in good

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     faith, facilitate the hiring of resident subcontractors in connection with construction of the Amphitheater Project. Without limiting MCA's liability for City ad valorem property taxes relating to MCA's improvements at the Amphitheater Project, MCA also agrees that MCA shall pay, or shall cause to be paid, any and all City ad valorem property taxes properly and duly levied with respect to MCA's improvements at the Amphitheater Project during a five (5) calendar year period commencing with the first calendar year in which such taxes are so levied, regardless of whether the operation of the Amphitheater Project is continuing during said five (5) calendar year period or any portion thereof.

                                 PARAGRAPH TWO
                                 -------------


     The CITY-MCA AGREEMENT, as expressly amended hereby, is reaffirmed and restated herein by the undersigned. Said CITY-MCA AGREEMENT, as so amended, is hereby incorporated herein by reference as though fully set forth in its entirety in this Fourth Amendment.


     IN WITNESS WHEREOF, the City and MCA/PACE, acting through their duly authorized officers and representatives, have duly executed this 25th day of May, 1994, under seal as of the day and year first above written.

MCA/PACE AMPHITHEATERS GROUP, L.P.
a Delaware limited partnership

By: MCA CONCERTS II, INC.,
--  a California Corporation

By:    /s/ John Van Zeebroeck
---  ----------------------------
     Name:  John Van Zeebroeck
     Title: C.F.O.

ATTEST:
-------     ---------------------                        SEAL HERE
     Name:
     Title


CITY OF ATLANTA
a municipal corporation of the State of Georgia

/s/ Bill Campbell
---------------------------
MAYOR BILL CAMPBELL


RECOMMENDED:

/s/ illegible
---------------------------
CHIEF OPERATING OFFICER


/s/ illegible                                 /s/ illegible
------------------------------                ---------------------------
DIRECTOR, BUREAU OF PURCHASING                CHIEF OF STAFF
& REAL ESTATE

APPROVED:                                          APPROVED AS TO FORM:


/s/ ILLEGIBLE
--------------------------
CHIEF FINANCIAL OFFICER


ATTEST:
                                                   /s/ Rosalind A. Rubens
                                                   -----------------------
                                                   ASSISTANT CITY ATTORNEY

/s/ Olivia P. Woods
--------------------------
MUNICIPAL CLERK

                                MUNICIPAL CLERK
                               ATLANTA, GEORGIA

      A SUBSTITUTE ORDINANCE
      BY FINANCE COMMITTEE

                 AN ORDINANCE TO AMEND AN ORDINANCE ADOPTED BY
                 COUNCIL ON OCTOBER 3, 1988 AND APPROVED BY THE MAYOR
                 ON OCTOBER 7, 1988 AUTHORIZING THE APPROVAL OF A SUBLEASE OF A PORTION OF THE LAKEWOOD FAIRGROUNDS
                 BY FILMWORKS U.S.A., INC. TO MCA CONCERTS, INC. AND THE EXECUTION OF AN AGREEMENT BETWEEN THE CITY OF
                 ATLANTA AND MCA CONCERTS, INC. PERTAINING TO THE CONSTRUCTION, DEVELOPMENT, AND OPERATION OF AN AMPHITHEATER PROJECT, TRAFFIC IMPROVEMENTS, AND
                 OTHER RELATED FACILITIES, TO AMEND ARTlCLE IV, SECTION
                 4.11 ENTITLED "BENEFITS TO COMMUNITY" TO CHANGE THE RECIPIENT OF MCA'S CONTRIBUTION TO THE COMMUNITY
                 FROM THE SOUTHERN EDUCATION FOUNDATION TO THE FUND
                 FOR SOUTHERN COMMUNITIES; TO REPEAL CONFLICTING ORDINANCES; AND FOR OTHER PURPOSES.

            WHEREAS, an ordinance adopted by Council on October 3, 1988 and approved by the Mayor on October 7, 1988 authorized the approval of a sublease of a portion of the Lakewood Fairgrounds by Filmworks U.S.A., Inc. to MCA Concerts, Inc. and the execution of an agreement between the City of Atlanta and MCA Concerts, Inc. pertaining to the construction, development and operation of an amphitheater project, traffic improvements, and other related facilities; and

            WHEREAS, under the Agreement entered into between the City of Atlanta and MCA Concerts, Inc. a portion of tickets sales are to be distributed for the benefit of communities near the Lakewood Amphitheater; and

            WHEREAS, pursuant to an Ordinance Adopted by the City Council on July 5, 1989 and Approved by the Mayor on July 12, 1989, the Mayor was authorized to enter into a Third Amendment to the City-MCA Agreement to designate the Southern Education Foundation as the recipient of MCA's contribution to the Lakewood Community; and


            WHEREAS, the MCA Oversight Community and the Lakewood Amphitheater Community Finance Committee, who represent the Lakewood community, and the Southern Education Foundation have determined that the existing arrangement is unacceptable to all parties; and


            WHEREAS, the MCA Oversight Community and the Fund for Southern Communities have come to a mutual agreement for the Fund for Southern Communities to accept and administer funds, which represent MCA'S contribution to the community, for the Lakewood Amphitheater Community Finance Committee; and


            NOW THEREFORE BE AND THE SAME IS HEREBY ORDAINED BY THE COUNCIL OF THE CITY OF ATLANTA, GEORGIA as follows:

SECTION ONE:  That an Ordinance Adopted by Council on October 3, 1988 and
-----------
Approved by the Mayor on October 7, 1988 and an Ordinance Adopted by the City Council on July 5, 1989 and Approved by the Mayor on July 12, 1989, be hereby amended to authorize a fourth amendment of the executed of Agreement between MCA Concerts, Inc. and the City of Atlanta.

SECTION TWO:  That said third amendment to the MCA Concerts, Inc. / City of
-----------
Atlanta agreement be amended by deleting the words "Southern Education Foundation" each and every place that phrase appears in Article IV, Section 4.11 entitled "Benefits to Community" and substituting in lieu thereof the phrase "Fund for Southern Communities". When amended said seection shall read as follows:


            4.11  Benefits to Community. In furtherance of, and to the extent
                  ---------------------
            consistent with the obligations of MCA under Section 3.4 of this Agreement MCA agrees: (a) to give preference consistent with the City's First Source Jobs Policy Ordinance, throughout the Lease Term under the Sublease, to individuals residing in the City of Atlanta for the purposes of employment for MCA's operations at the Amphitheater Project, with MCA's specific goal under this Section
            4.11 (a) being that at least seventy-five per cent (75%)of MCA's employees for the Amphitheater Project will be residents of the City of Atlanta; and (b) to conduct job fairs/skills workshops in conjunction with the surrounding communities, the Southside Council for Jobs, and the Atlanta Area Vocational/Technical School for purposes of (i) informing the residents of the surrounding communities of the employment and subcontract opportunities which may be available in connection with the development and operation of the Amphitheater Project and (ii) facilitating the qualification and application process for prospective Amphitheater Project employees residing in the City of Atlanta. In connection with the first season of MCA's operations at the Amphitheater Project, MCA shall conduct at least three (3) such job fairs/skills workshops. MCA shall meet periodically with duly appointed representatives of the surrounding communities in order to discuss the development and implementation of the programs described in this Section 4.11 and in order to discuss other aspects of the development of the Amphitheater Project. MCA shall contribute twenty-five cents (25c) to the Fund
                                                                         ----
            for Southern Communities for each
            ------------------------
ticket sold by MCA at the Amphitheater Project during each calendar year in excess of 125,000 tickets in such year, said proceeds to be distributed within communities impacted by the development within a three (3) mile radius of the facility. During the first year of MCA's operations at the Amphitheater
Project, MCA shall contribute $100,000.00 to such fund or association as an advance against (and not in addition to) the contribution contemplated under the immediately preceding sentence. MCA's performance under this Section 4.11 shall be monitored by the City's Office of Contract Compliance; and MCA shall, on or before June 1st and December 1st of each year, shall submit written reports to City's Office of Contract Compliance regarding such performance. Furthermore, in the event that MCA has not achieved or is not maintaining the seventy-five (75%) goal set forth in Section 4.11(a) hereof during operation of the Amphitheater Project, then MCA shall request and utilize the assistance of the Office of Contract Compliance in achieving or maintaining said goal. MCA shall, in good faith, facilitate the hiring of resident subcontractors in connection with construction of the Amphitheater Project. Without limiting MCA's liability for City ad valorem property taxes relating to MCA's improvements at the Amphitheater Project, MCA also agrees that MCA shall pay, or shall cause to be paid, any and all City ad valorem property taxes properly and duly levied with respect to MCA's improvements at the Amphitheater Project during a five
(5) calendar year period commencing with the first calendar year in which such taxes are so levied, regardless of whether the operation of the Amphitheater Project is continuing during said five (5) calendar year period or any potion thereof.

SECTION THREE:  That the City Attorney be directed to prepare the necessary
-------------
Fourth Amendment to effect the terms of this ordinance, and that the Mayor be authorized to enter into said Fourth Amendment.


SECTION FOUR: That all ordinances or parts of ordinances in conflict herewith
------------
are hereby repealed.

93-0________

March 17, 1993

A true copy,

/s/ Olivia P. Woods

Municipal Clerk C.M.C.